LIMITED PARTNERS' EQUITY	12 Months Ended
Dec. 31, 2020
Disclosure of limited partners equity [Abstract]
LIMITED PARTNERS' EQUITY	LIMITED PARTNERS’ EQUITY
Limited partners’ equity
On December 11, 2020, Brookfield Renewable completed the three-for-two Unit Split of Brookfield Renewable’s outstanding Units by way of a subdivision of Units, whereby LP unit holders received an additional one-half of an LP unit for each LP unit held, resulting in the issuance of 91,600,487 LP units. Our preferred units and preferred limited partners’ equity were not affected by the split. The Redeemable/Exchangeable partnership units, BEPC exchangeable shares and units of GP interest were concurrently split as part of the Unit Split. All LP unit count and per LP unit disclosures are presented on a post-split basis.
As at December 31, 2020, 274,837,890 LP units were outstanding (2019: 268,466,704 LP units) including 68,749,416 LP units (2019: 84,103,416 LP units) held by Brookfield. Brookfield owns all general partnership interests in Brookfield Renewable representing a 0.01% interest.f the proceeds from the offering of LP units.
On July 31, 2020, Brookfield Renewable completed the TerraForm Power Acquisition by issuing 55,552,862 BEPC exchangeable shares and 6,051,704 LP units. Brookfield Asset Management's direct and indirect interest after the TerraForm Power Acquisition represented approximately 51.5% of the company on a fully-exchanged basis. On an unexchanged basis, Brookfield Asset Management holds a 25% direct limited partnership interest in BEPC after the TerraForm Power Acquisition. Refer to Note 1 – Basis of preparation and significant accounting policies for further information on the Terraform Power Acquisition.
During the year ended December 31, 2020, 182,966 LP units (2019: 264,894 LP units) were issued under the distribution reinvestment plan at a total cost of $6 million (2019: $6 million).
During the year ended December 31, 2020, exchangeable shareholders of BEPC exchanged 136,517 BEPC exchangeable shares for $2 million LP units.
As at December 31, 2020, Brookfield Asset Management’s direct and indirect interest of 323,051,190 LP units, Redeemable/Exchangeable partnership units and BEPC exchangeable shares represents approximately 50.4% of Brookfield Renewable on a fully-exchanged basis and the remaining approximate 49.6% is held by public investors.
On an unexchanged basis, Brookfield holds a 25% direct limited partnership interest in Brookfield Renewable, a 41% direct interest in BRELP through the ownership of Redeemable/Exchangeable partnership units and a direct 1% GP interest in BRELP and a 35% direct interest in the BEPC exchangeable shares of BEPC as at December 31, 2020.
In December 2020, Brookfield Renewable renewed its normal course issuer bid in connection with its LP units. Brookfield Renewable is authorized to repurchase up to 13,740,072 LP units, representing 5% of its issued and outstanding LP units. The bids will expire on December 15, 2021, or earlier should Brookfield Renewable complete its repurchases prior to such date. There were no LP units repurchased during the year ended December 31, 2020. During the year ended December 31, 2019, there were 30,000 LP units repurchased at a total cost of less than $1 million.
Distributions
The composition of the distributions are presented in the following table:

(MILLIONS)	2020	2019
Brookfield	$98	$116
External LP unitholders	251	254
	$349	$370
In February 2021, distributions to unitholders were increased to $1.215 per LP unit on an annualized basis, an increase of $0.06 per LP unit, which will take effect on the distribution payable in March 2021.